SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 16, 2000

                       AMERISERVE FOOD DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                          000-19367                       75-2296149
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                              15305 DALLAS PARKWAY
                                ADDISON, TX 75001
               (Address of principal executive offices) (zip code)

                                 (972) 364-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On May 16, 2000, AmeriServe Food Distribution, Inc. filed suit in the U.S. Bankruptcy Court in Delaware against Mr. John Holten, Chairman and former Chief Executive Officer of AmeriServe, and certain corporations owned and/or controlled by Mr. Holten, including Holberg Industries, Inc., the indirect parent company of AmeriServe. The action seeks, among other things, recovery of funds transferred by AmeriServe to these corporations prior to AmeriServe's January 31, 2000 bankruptcy filing, as well as damages suffered by AmeriServe as a result of such transfers.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                      AMERISERVE FOOD DISTRIBUTION, INC.


                                      By: /s/ KEVIN J. ROGAN
                                          --------------------------------------
                                          Name:  Kevin J. Rogan
                                          Title: Senior Vice President,
                                                   General Counsel and Secretary

Date:  May 26, 2000